CHINACAST COMMUNICATION HOLDINGS LIMITED

(Incorporated in Bermuda with limited liability)

Date: 13th September, 2005

To: Great Wall Acquisition Corporation
660 Madison Avenue, 15th Floor,
New York, NY 10021

Dear Sirs,

Pre-Conditional Voluntary Conditional Offer For Chinacast Communication Holdings Limited ("CCHL") by Great Wall Acquisition Corporation

We refer to your letter dated 13 September 2005 in relation to the proposed pre-conditional voluntary conditional offer (the "Offer") to be made by or on behalf of Great Wall Acquisition Corporation, for all the issued ordinary shares of US$0.08 each in the capital of CCHL on the terms and subject to the conditions set out in the pre-conditional offer announcement substantially in the form attached as the Appendix thereto.

We hereby agree to assist you in obtaining the audited consolidated statements of CCHL in accordance with U.S. generally accepted accounting principles and Regulation S-X promulgated under the Securities Exchange Act of 1934, as amended, for at least its two most recent financial years and such other financial information as may be required to be included in any filing (or exhibit thereto) to be filed with the Securities and Exchange Commission in connection with the Offer by 30 September 2005.

Yours faithfully,
For and on behalf of
Chinacast Communication Holdings Limited

Name: Ron Chan Tze Ngon
Designation: Chief Executive Officer